Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Annual Report of ADAMAS ONE CORP. (the ” Company”) on Form 10-K for the period ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned John G. Grdina, Chief Executive Officer (Principal Executive Officer) of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 20, 2024	By:	/s/ John G. Grdina
	Name:	John G. Grdina
	Title:	Chief Executive Officer (Principal Executive Officer)